EXHIBIT 10.3


                                                                     IFD-002

                                                                      (8/91)

                                                               Agreement for
                                                         Wholesale Financing

                                                          Date: June 6, 1997



TO: AT&T COMMERCIAL FINANCE CORPORATION ("AT&T"), which has its principal place of business in Morristown, New Jersey.


The undersigned entity or person ("Dealer") agrees as follows:

1. Discretionary Financing. Dealer desires that AT&T finance the acquisition of inventory by paying the manufacturer, distributor or other seller thereof ("Vendor," collectively, the "Vendors"), and/or issue letters of credit, and/or otherwise provide financing to or for the benefit of Dealer. AT&T SHALL HAVE THE SOLE AND ABSOLUTE DISCRETION whether or not to advance funds, and the amounts advanced by AT&T, at any time, and from time to time, shall be such sums as AT&T may determine in AT&T'S SOLE AND ABSOLUTE DISCRETION. In addition to, and not in diminution of, the foregoing and the other rights and remedies of AT&T hereunder, any failure by Dealer to fully and faithfully perform and observe all provisions of this Agreement for Wholesale Financing ("Agreement") shall constitute grounds for AT&T to refuse to extend any further credit to Dealer and/or reduce the amounts of credit made available to Dealer.

2. Financing Acquisition of Inventory; Dealer's Obligations. If AT&T is notified in any manner by any Vendor that Dealer desires AT&T to finance the acquisition of any inventory, AT&T may rely upon such notice as a request from Dealer to finance the acquisition of such inventory. Any invoice or other Vendor document relating to any inventory that indicates AT&T has financed the acquisition of inventory shall be conclusive evidence against Dealer that AT&T has financed the acquisition of such inventory. In any event, and under all circumstances, Dealer shall be indebted and obligated to AT&T for all commitments for the financing of inventory of Dealer and payments by AT&T to any Vendor for inventory of Dealer. All such commitments and payments shall constitute Indebtedness (as defined in Section 4 of this Agreement), secured by the Collateral (as defined in Section 3 of this Agreement). AT&T may, but shall not be required to, forward a statement with respect to inventory it has financed for Dealer. Dealer shall be bound by the contents of such statement if Dealer does not notify AT&T in writing of any correction with respect to any data shown thereon within twenty-five (25) days of the date of such statement.

      Dealer understands and agrees that AT&T, at its election, may deal with Vendors on the basis of electronic data interchange or other forms of electronic transmissions of data whereby paper-based invoices and other documents are not created. Dealer understands and agrees that AT&T's statements of inventory for which AT&T has provided any financing or extension of credit and amounts due with respect thereto, or summaries or extracts thereof, shall be conclusive as to, and binding upon, Dealer if such statements are prepared by AT&T in the ordinary course of its business activities.

3. Dealer's Grant of Security Interest. Dealer hereby grants to AT&T a security interest ("Security Interest") in all of Dealer's inventory, equipment, fixtures, accounts, contract rights, leases, chattel paper, documents, instruments, general intangibles, documents of title, letters of credit and books and records relating to the foregoing, wherever located and whether now or hereafter owned or acquired by Dealer, whether or not affixed to realty, and in all proceeds and products of all of the foregoing, including, without limitation, amounts payable under any insurance policy, and in all returned and repossessed goods, all parts, accessories, attachments, additions, replacements, substitutions and accessions thereto or therefor, and in all increases or profits received therefrom (collectively, the "Collateral").

4. Indebtedness Secured. The Security Interest secures payment of any and all indebtedness of Dealer to AT&T ("Indebtedness"), whether such Indebtedness is now existing or hereafter incurred, of every kind and character, direct or indirect, and whether such Indebtedness is incurred under this Agreement or otherwise, and whether any Indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred.

5. Payments. All amounts outstanding with respect to inventory shall be due and payable as set forth in AT&T's statements and billings with respect thereto. From time to time, Dealer and AT&T may agree to Program Schedule(s) with respect to inventory and certain terms and conditions relating thereto; provided, however, if no applicable Program Schedule has been agreed to by AT&T with respect to any inventory financed by AT&T, or if an Event of Default (as defined in Section 8 of this Agreement) occurs, all Indebtedness outstanding with respect to a unit of inventory shall be due and payable immediately upon the earlier of (a) the sale, lease or other disposition of such inventory; or (b) the passage of sixty (60) days from AT&T's financing of such inventory; provided, further, that if an Event of Default occurs, in addition to the foregoing, all remedies set forth in Section 9 of this Agreement shall be available to AT&T (including, but not limited to, the right, notwithstanding the preceding, to declare all or any part of the Indebtedness to be immediately due and payable).

      In no event shall Dealer, upon demand by AT&T for payment of the Indebtedness, by acceleration of the maturity thereof or otherwise, be obligated to pay any interest or other amount in excess of the maximum amounts permitted by applicable law. AT&T will provide Dealer with monthly (or at such other interval as AT&T may elect) billings of Indebtedness due or to become due. Amounts reflected in such billings are due upon receipt by Dealer or as otherwise indicated in such billings; provided, however, Dealer shall be responsible for all Indebtedness when due, whether or not any billing is sent or received. Dealer recognizes and acknowledges that this Agreement and all matters hereunder are intended to comply strictly with applicable usury laws such that no amounts due under this Agreement deemed interest which are contracted for, charged or collected shall exceed the maximum nonusurious interest rate or amount. Any amounts collected hereunder in excess of any maximum lawful amount shall be applied against Indebtedness remaining to be paid or, if no Indebtedness remains to be paid, refunded to Dealer.

      AT&T shall have the right, at any time, to apply and reapply all payments made by Dealer to any part or portion of the Indebtedness as AT&T shall determine in its sole and absolute discretion, including, without limitation, application or reapplication of payments for inventory financed hereunder on a first-financed, first-paid basis.

6. Representations and Warranties of Dealer. Dealer represents and warrants and shall continuously represent and warrant that: (a) Dealer is the owner of the Collateral; (b) AT&T's Security Interest shall be valid, enforceable and continuing and AT&T shall have a first lien and first priority security interest in all inventory for which AT&T has provided any financing or extension of credit, and in all cash proceeds thereof in any form; (c) Dealer is authorized to enter into this Agreement and is not thereby violating its charter or by-laws, any law or regulation, or any agreement with third parties, and has taken all such actions as may be necessary or appropriate to make this Agreement legally binding upon it; (d) all information supplied by Dealer in any financial, credit or accounting statement or application for credit prior to, contemporaneously with, or subsequent to the execution of this Agreement, is true, correct, valid, genuine and fairly represents Dealer's financial condition; (e) Dealer is engaged in business operations and Dealer's principal place of business is at the location specified on the reverse hereof. Dealer's records concerning the Collateral are kept at the principal place of business specified on the reverse hereof, and all trade names, division names, or other names under which Dealer transacts any part of its business are specified in an appropriate schedule annexed hereto and made a part thereof; and (f) all Collateral will be kept at the Dealer's principal place of business specified on the reverse hereof and at any addresses listed on a schedule to this Agreement, and at such additional addresses as Dealer shall advise AT&T from time to time in writing prior to commencing any business activities thereat.

7. Additional Covenants of Dealer. Dealer covenants and agrees: (a) to defend at Dealer's own cost any action, proceeding or claim affecting the Collateral; (b) not to transfer, deliver or alienate any Collateral except in the ordinary course of Dealer's business and except for liens granted to First Union Bank of Connecticut and ICON Funding Corporation;
      (c) to keep accurate and complete records of the Collateral and to keep the Collateral in good condition and repair, and not to subject any Collateral to waste or use any Collateral in violation of any provision of this Agreement or of any applicable law or regulation or of any policy of insurance regarding the Collateral; (d) not to acquire by secured financing obtained from any other person or entity, inventory within any of the product lines of inventory for which AT&T has provided financing or extended credit without AT&T's prior written consent; (e) not to change its name or to merge or consolidate with any other firm or corporation without AT&T's prior written consent; and not to change Dealer's principal place of business without AT&T's prior written consent; (f) to pay promptly when due all taxes, assessments, fees and other public or private charges imposed, levied or assessed against the Collateral or this Agreement; (g) to insure all Collateral against risks, in coverage, form, amount and by insurer satisfactory to AT&T and to promptly deliver each policy to AT&T with a standard long form endorsement showing AT&T and its assigns as loss payee, as respective interests may appear (all such policies shall provide for prior written notification to AT&T before amendment or cancellation); (h) that AT&T, or its designee or agent, may enter upon Dealer's premises or wherever the Collateral may be located at any time to inspect, appraise or verify the Collateral and to inspect Dealer's books and records; (i) the Security Interest and Indebtedness shall not be diminished or impaired by any payment to the Vendor, by or on behalf of Dealer, for any inventory financed by AT&T; (j) to furnish to AT&T financial statements concerning Dealer's business, in such form, concerning such matter, and at such intervals as AT&T may request; (k) not to place any collateral in a warehouse that issues a negotiable document with respect thereto without the prior written consent of AT&T; (l) to execute and deliver to AT&T such financing statements and other documents relating to the perfection of the Security Interest and do such other things relating to the Collateral and the Security Interest as AT&T reasonably may request from time to time; and (m) to observe and perform all covenants set forth on any Schedule of Additional Covenants now or hereafter executed and delivered by Dealer.

8. Events of Default. Each of the following shall constitute an "Event of Default" under this Agreement; (a) nonpayment when due of any Indebtedness, whether under this Agreement, any other agreement with AT&T, or otherwise due or owing to AT&T by Dealer; (b) Dealer's breach of any representation, warranty, covenant, provision, term or condition of this Agreement, any Program Schedule, any Schedule of Additional Covenants or any other agreement between Dealer and AT&T; (c) the filing by or against Dealer of a request, petition or pleading for liquidation, reorganization, arrangement, adjustment of debts, adjudication asabankrupt, relief as a debtor or other relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or any foreign country; (d) Dealer becomes insolvent, ceases to do business as a going concern or admits an inability to pay debts as they become due or, generally, is not paying debts as they become due; (e) Dealer is in default of any obligation to any person or entity when such obligation is secured by any Collateral; (f) Dealer has given AT&T materially false information regarding Dealer's financial condition; (g) any Collateral is attached, seized or repossessed, or a trustee, receiver or custodial of any of Dealer's property is appointed or Dealer makes any assignment for the benefit of creditors; (h) the making or sending of notice of any bulk sale or the transfer, assignment or delivery of a major part of the inventory of Dealer without the prior written consent of AT&T; (i) the existence of any formal or informal proceeding for settlement of claims against, or winding up of affairs of, Dealer; (j) the entry of judgment against Dealer in excess of $100,000 that has become enforceable under applicable law (other than a judgment that is fully insured) if within twenty (20) days thereafter such judgment is not satisfied, vacated, bonded or stayed pending appeal; or (k) any event specified in subparagraphs (a) through (j) hereof occurs with respect to any guarantor of Dealer's obligations to AT&T, or any guaranty provided to AT&T in connection with any indebtedness is terminated or breached.

9. Remedies. Upon the existence or occurrence of an Event of Default, and at any time thereafter so long as such Event of Default is continuing, AT&T (a) at its sole election, may declare all or any part of the Indebtedness to be immediately due and payable without demand or notice of any kind (the provisions of this clause (a) are not intended in any way to affect rights of AT&T with respect to any Indebtedness that may now or hereafter be payable on demand); (b) shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws, including, without limitation, the right to any deficiency remaining after sale or other disposition of any Collateral; (c)(i) may require Dealer to assemble all or any portion of the Collateral and return it to AT&T at a place designated by AT&T, and/or (ii) by itself or its agent, without notice to anyone and without judicial process of any kind, may enter any premises or upon any land owned, leased or otherwise under the real or apparent control of Dealer or any agent of Dealer, and AT&T may repossess the Collateral or any part thereof; and/or (d) may notify any or all account debtors and may demand, collect, enforce and sue on any of Dealer's accounts, contract rights, leases, chattel paper, general intangibles, instruments, letters of credit, documents or other Collateral (in either Dealer's or AT&T's name, at AT&T's election) and all payment from and on the Collateral shall be applied to the Indebtedness in such order and in any manner as AT&T, in its sole and absolute discretion, may determine. AT&T may compromise, settle or discharge such Collateral without thereby releasing or discharging any Indebtedness. AT&T may endorse Dealer's name on all checks or other Instruments constituting or relating to the Collateral.

      A public or private sale of any Collateral is a commercially reasonable disposition thereof. A disposition of Collateral or interest in Collateral pursuant to a Vendor repurchase agreement shall constitute a commercially reasonable disposition thereof.

      Without in any way requiring notice to be given, Dealer agrees that any notice by AT&T of the sale or other disposition of any Collateral shall constitute reasonable notice to Dealer if such notice is mailed to the Dealer, at the address specified below or to such other address as Dealer may specify in writing to AT&T, by regular or certified mail, postage prepaid, or by reputable overnight delivery service, posted or dispatched at least ten (10) days prior to such action.

      Dealer agrees to pay on demand all costs and expenses incurred by AT&T in enforcing this Agreement, in realizing upon or protecting any Collateral and in enforcing or collecting any Indebtedness or any guaranty thereof, including without limitation, if AT&T retains legal counsel for advice, suit, appeal, insolvency or bankruptcy proceedings, the attorneys' fees and disbursements of such legal counsel. All such sums shall constitute Indebtedness hereunder secured by the Collateral.

10. Selection of Inventory; Risk of Loss; Indemnity. Dealer is solely responsible for the selection of inventory. AT&T shall have no responsibility, risk or liability as to the existence, delivery, amount or number, description, quality, character, suitability, condition or performance of any inventory or other Collateral. AT&T HAS NOT MADE AND DOES NOT NOW MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE INVENTORY, AND HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF MERCHANTABILITY OR FITNESS OF THE INVENTORY FOR A PARTICULAR PURPOSE. Any claims that Dealer may at any time possess against any Vendor or any other person or entity with respect to inventory shall not be asserted against AT&T and shall not diminish, excuse or impair any Indebtedness or the Security Interest. Dealer hereby indemnifies AT&T and holds AT&T harmless from and against all claims and/or defenses asserted by any Vendor or buyer of any inventory or any other Collateral for any reason. As between AT&T and Dealer, all risk of loss with respect to the Collateral is, and shall remain, at all times with Dealer.

11.   Waiver of Jury Trial. DEALER AND AT&T HEREBY WAIVE THE RIGHT TO A
      TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING WHETHER IN TORT, CONTRACT OR OTHERWISE, IN WHICH DEALER OR AT&T, OR ANY SUCCESSOR OR ASSIGN OF EITHER OF THE FOREGOING, ARE PARTIES AS TO ALL MATTERS AND THINGS ARISING OUT OF OR RELATING, DIRECTLY OR INDIRECTLY, TO THIS AGREEMENT AND THE RELATIONS BETWEEN THE PARTIES HEREUNDER.

12. AT&T Insecurity. Whenever AT&T in good faith believes that the prospect of Dealer's payment or performance hereunder is impaired, or that any Collateral is at risk, AT&T shall be entitled to exercise any one or more of the remedies provided in Section 9 of this Agreement.

13.   Choice of Law. THE VALIDITY, INTERPRETATION, ENFORCEABILITY AND
      OTHER LEGAL QUESTIONS RELATING TO THIS AGREEMENT, AND THE EXISTENCE AND VALIDITY OF ANY CLAIMS OR DEFENSES CONCERNING OR RELATING THERETO, SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISION) OF THE STATE OF NEW JERSEY. IN ADDITION, DEALER CONSENTS TO THE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW JERSEY TO ADJUDICATE ALL MATTERS CONCERNING OR RELATING TO THIS AGREEMENT.

14.   Additional Provisions.

      (a) If an Event of Default has occurred and is continuing, Dealer hereby irrevocably appoints AT&T as Dealer's attorney-in-fact to execute such financing statements or other documents relating to the Collateral in Dealer's name, to supply any omitted information and correct errors in any documents executed by Dealer or on Dealer's behalf and to endorse all checks or other instruments constituting or relating to the Collateral and to execute, endorse or assign all papers and documents concerning or relating to the Collateral. This power of attorney shall be durable and irrevocable and shall survive any legal disability of Dealer. If an Event of Default has occurred and is continuing, where permitted by law, AT&T may file financing statements signed only by AT&T to perfect the Security Interest. A carbon, photographic or other reproduction of this security agreement is sufficient as a financing statement.

      (b) Upon Dealer's failure to perform any of its obligations or duties hereunder, AT&T may, but shall not be required to, perform any such obligations or duties, including, without limitation, the payment of taxes, assessments or other charges or expenses and the placement of insurance with respect to the Collateral. Dealer shall pay on demand all such costs, charges or expenses so incurred by AT&T and all such sums shall constitute Indebtedness hereunder secured by the Collateral.

      (c) AT&T, or its designee or agent, shall have the right to inspect, verify and appraise the Collateral, or any part thereof, and to verify its condition and Dealer agrees to furnish all assistance and perform such acts as AT&T may reasonably request in connection therewith. If such inspection, verification or appraisal of the Collateral is conducted by AT&T upon the existence or occurrence of any Event of Default hereunder, or at any time thereafter, Dealer agrees to pay on demand all of AT&T's expenses therefor. All such sums shall constitute Indebtedness hereunder secured by the Collateral.

      (d) AT&T is authorized to provide to others any information supplied by Dealer or relating to Dealer and not marked "confidential" by Dealer, and any public financial and credit information relating to Dealer, without regard to the source of such information.

      (e) No delay or omission by AT&T in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy; and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of AT&T hereunder are cumulative and not alternative.

      (f) The terms "Dealer" and "AT&T" as used herein shall include the successors or assigns of those parties. In the event more than one person or entity executes this Agreement as a Dealer, the term Dealer as used herein, and the provisions of this Agreement, shall be binding upon each such person or entity, jointly and severally.

      (g) This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and no modification, rescission, waiver, release or amendment of any provision of this Agreement shall be effective unless made in a writing executed by Dealer and AT&T.

      (h) Terms used in this Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Uniform Commercial Code adopted in New Jersey.

      (i) AT&T may assign this Agreement, but Dealer must have AT&T's prior written consent to assign this Agreement. If assigned, this Agreement shall be for the benefit of each assignee or other successor in interest of each party and shall be binding upon them.

      (j) If after receipt of any payment AT&T is for any reason compelled to surrender any payment to any person or entity because such payment is determined to be void or voidable, or for any other reason, this Agreement shall continue in full force and effect notwithstanding any contrary action that may have been taken by AT&T, which shall be without prejudice to AT&T's rights under this Agreement and shall at all times be deemed to have been conditioned upon such payment having become complete, final and irrevocable. No refinancing, consolidation, renewal, forbearance or other change of, or with respect to, any Indebtedness shall constitute a novation or result in any impairment of the (i) Security Interest, or (ii) effect, perfection or priority of the Security Interest.

      (k) If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be invalid, such judgment shall not affect, impair or invalidate the remainder hereof, but shall be confined in its operation to the specific provision of this Agreement so invalidated.


IN WITNESS WHEREOF, this Agreement for Wholesale Financing has been duly executed by and on behalf of the undersigned as of the date specified on the front page hereof.

Witness
Attest:__________________       and  Dealer: Farmstead Telephone Group, Inc.
                                              -------------------------------
                                     (Corporate, Partnership or Sole
                                     Proprietor's Name)

                                     By: /s/ Robert G. LaVigne

[Corporate Seal]                     Title: Vice President

                                     Dealer's Principal Place of Business is:


AT&T COMMERCIAL FINANCE CORPORATION      22 Prestige Park Circle
                                         --------------------------------
                                                  Street Address

By:                                      East Hartford, CT  06108-3728
-----------------------------            --------------------------------
Authorized Representative                City         State     Zip Code

                                         --------------------------------
                                                     County

                        [Any additional Dealer locations
                       are shown on an attachment hereto]


Mr. Robert LaVigne                                              Exhibit 10.3
Chief Financial Officer
Farmstead Telephone Group, Inc.
22 Prestige Park Circle
East Hartford, CT  06108-3728

Cc:   Neil Sullivan
      Mike Klug

Re:   Approval of Line of Credit with AT&T Commercial Finance Corporation

      Dear Mr. LaVigne:

      AT&T Commercial Finance Corporation ("AT&T-CFC") is pleased to advise you of our commitment to offer Farmstead Telephone Group, Inc. (the "Borrower") a line of credit in an amount not to exceed $2,000,000.00 (the "Line of Credit"). This commitment is made subject to the following terms and conditions;

1.    Amount of Line of Credit

      The Line of Credit shall be in a maximum amount of $2,000,000.00 (as described above). AT&T-CFC may from time to time finance sums above the committed line at its sole discretion. Further, any such additional advances are not intended to be and should not be construed as a permanent commitment above the approved line and are subject to immediate repayment, at our sole option, upon notice by AT&T-CFC. There shall be no minimum extension of credit required of AT&T-CFC under this commitment. All extensions of credit shall be made in the sole and complete discretion of AT&T-CFC. The outstanding balance under the Line of Credit shall be computed by adding the principal outstanding amount and the amount of unpurchased approvals.

2.    Line of Credit Utilization

      AT&T-CFC will set aside up to $500,000 of Farmstead's line of credit. This portion of the Line of Credit will be used to finance Borrower's open account inventory purchases (Other Eligible Inventory).

3.    Other Eligible Inventory

      AT&T-CFC will finance Other Eligible Inventory as follows:

      *   Repayment terms shall be 1/2 30, 1/2 60 from the advance date
      *   Rate of Prime plus 1.5 percent ADB
      * Advances shall be in AT&T-CFC's sole discretion and shall be made directly to Farmstead on a per invoice basis upon AT&T-CFC's receipt of all appropriate support documentation.
      * Advance rate shall be up to 50 percent of the wholesale value of the invoice.
      * AT&T-CFC reserves to right to approve vendors for advances on Other Eligible Inventory
      * There shall be a .10 percent of invoice amount transaction fee per advance
      * Acceptability of Other Eligible Inventory to be determined by prefunding audit
      *   No minimum balance requirement


4.    Duration of Line of Credit

      The term of the Line of Credit shall commence on June 1, 1997 and shall continue through April 30, 1998 ("Expiration") at which time the Line of Credit shall terminate and expire. AT&T-CFC will annually review the line for renewal based on our receipt and satisfactory review of your next fiscal year end financial statement. AT&T-CFC may, in its sole and absolute discretion extend the Line of Credit for such additional periods of time and under such terms and conditions as AT&T-CFC determines to be appropriate. No advances will be made by AT&T-CFC until AT&T-CFC actually receives executed copies of any and all documentation required by AT&T-CFC.

5.    Early Termination

      The Line of Credit may be terminated by AT&T-CFC at any time prior to the Expiration specified above if;

             a.)   The Borrower fails to execute and/or deliver any and all
             financing documents required by AT&T-CFC, which financing documents shall include, but shall not be limited to, an Agreement for Wholesale Financing.

             b.)   The Borrower is in breach of any of the provisions of any
             of the financing documents required by AT&T-CFC or is in default under any such document.

             c.)   There has occurred any adverse change in the financial
             condition or business prospects of the Borrower or any guarantor of the Borrower's indebtedness to AT&T-CFC or if AT&T-CFC shall learn of any misrepresentation or omission of a fact or circumstance by the Borrower (or any guarantor of the Borrower's) indebtedness to AT&T-CFC) or if AT&T-CFC shall learn of any misrepresentation or omission of a fact or circumstance by the Borrower (or any guarantor) that AT&T-CFC deems to be material. The Borrower and all guarantors shall be obligated to notify AT&T-CFC in writing of any change in either of their financial condition, structure, ownership, or business prospects.

5.    No Assignment

      This commitment may not be assigned by the Borrower without the prior written consent of AT&T-CFC, which consent shall be granted or withheld in the sole and absolute discretion of AT&T-CFC.

6.    Conditions

      i) This commitment for a Line of Credit is subject to receiving a satisfactory intercreditor agreement from First Union Bank
      N.A.

      ii)  Collateral Covenants

             a) The ratio of total collateral available to AT&T-CFC after deduction of senior liens, to total AT&T-CFC indebtedness must be at least 1.5 to 1.

             b) The ratio of Other Eligible Inventory to advances on Other Eligible Inventory must be at least 2 to 1.




In the event of a short fall of either collateral coverage ratio, an immediate paydown shall be required such that Farmstead would thereafter be in compliance with both ratios.

We look forward to working with you.

Sincerely,


Alan Babp
Portfolio Manager


                     Accepted:  Robert G. LaVigne
                                (Name)

                                Vice President/CFO
                                (Title)

                            June 6, 1997
                           (Date)



Schedule of Additional Covenant (s)

      Terms defined in the Agreement for Wholesale Financing between AT&T and Dealer (the "Agreement") and not otherwise defined herein have those meanings assigned to them in the Agreement. Notwithstanding anything contained in the Agreement or otherwise to the contrary, Dealer hereby covenants and agrees that at all times Dealer will maintain on its premises or otherwise in its possession, or under its custody or control, Collateral subject to the first lien and first priority security interest of AT&T, having an actual value from time to time equal to at least one hundred fifity percent (150%) of the Indebtedness outstanding from time to time. Within fifteen (15) days after the end of each month, Dealer shall provide AT&T with evidence satisfactory to At&T in all respects that Dealer is in compliance with this covenant, and Indebtedness outstanding from time to time to an amount whereby Dealer shall be in compliance wit this covenant at all times.

      Notwithstanding anything contained in the Agreement or otherwise to the contrary, Dealer hereby covenants and agrees that at all times Dealer will maintain on its premises or otherwise in its possession, or under its custody or control, Inventory purchased on open account from vendors not financed by AT&T ("Other Eligible Inventory Collateral") subject to the first lien and first priority security interest of AT&T, having an actual value from time to time equal to a t least two hundred (200%) of the Other Eligible Inventory Indebtedness outstanding from time to time. Within five (5) days after the end of each month, Dealer shall provide AT&T with evidence satisfactory to AT&T in all respects that Dealer is in compliance wit this covenant, and from time to time Dealer shall pay AT&T such amounts as are necessary to reduce the Indebtedness outstanding from time to time to an amount whereby Dealer shall be in compliance with this covenant at all times.

Date:  June 6, 1997

Farmstead Telephone Group, Inc.

By:  Robert G. LaVigne

Title:  Vice President

22 Prestige Park Circle
East Hartford, CT  06108

AT&T COMMERCIAL FINANCE CORPORATION

By:  _______________________________________

Title:  ____________________________________
44 Whippany Road
Morristown, NJ  07962